EQ ADVISORS TRUSTSM

AXA International Core Managed Volatility Portfolio

SUPPLEMENT DATED JANUARY 26, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates information contained in the Summary Prospectus dated May 1, 2015, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes, effective on or about January 29, 2016, to the investment managers for the AXA International Core Managed Volatility Portfolio (“Portfolio”).

Information regarding

AXA International Core Managed Volatility Portfolio

Effective on or about January 29, 2016, information in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: WHV Investments (“WHV”) and its affiliate Hirayama Investments, LLC (“Hirayama Investments”)” is deleted in its entirety and replaced with the following information:

Federated Global Investment Management Corp. (“Federated”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Marc Halperin	Vice President and Senior Portfolio Manager of Federated	January, 2016
Richard Winkowski	Vice President and Senior Portfolio Manager of Federated	January, 2016
Dariusz Czoch, CFA	Vice President, Portfolio Manager and Senior Investment Analyst of Federated	January, 2016